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Exhibit 10.16
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STATE OF GEORGIA

COUNTY OF FAYETTE

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement") is made and entered into this 27/th/ day of October, 2000, by and between AIR EAGLE PROPERTIES, LLC ("Lessor"), WORLD AIRWAYS, INC. ("Lessee"), and PEACHTREE NATIONAL BANK ("Lender").

WHEREAS, Lessor is the owner of that certain tract of land more particularly described in Exhibit"A" attached hereto and incorporated herein by reference;

         WHEREAS, Lessee is the major tenant in that certain commercial office building being constructed upon the property described in Exhibit"A", pursuant to a pending Lease Agreement (the "Lease") between Air Eagle Properties, LLC and World Airways, Inc.;

         WHEREAS, Lender is making a commercial construction loan this date to Air Eagle Properties, LLC for the construction of such commercial office building located on the property described in Exhibit "A", and as a portion of the collateral for said loan is taking a collateral assignment of the Lease, along with all rights and privileges associated therewith; and

         WHEREAS, the parties agree that to further secure said construction loan, Lessee is depositing the cash sum of One Million Dollars ($1,000,000.00) into escrow with Lender, under separate documents prepared by Lender for that purpose, such that such fund shall secure the performance of Lessee under the terms of the Lease, and shall be applied against rent due, or any other financial obligations due by Lessee under said Lease in the event of default by Lessee.

         NOW, THEREFORE, for good and valuable consideration, which is acknowledged by all parties, the parties agree as follows:

         1. At the closing of the construction loan by Lender to Lessor, of even date herewith, Lessee shall deposit with Lender the cash sum of One Million Dollars ($1,000,000.00) (the "Escrowed Fund") to be held in an interest-bearing escrow account by Lender, to secure the performance of Lessee under the Lease, as assigned to Lender as a portion of the collateral underlying said construction loan.

         2. In the event that Lessee defaults under any term or provision of the Lease, as referred to above, and in the event that Lessor is in default in payment of its indebtedness to Lender, or under any other provision of the loan documents, Lender shall have the immediate right to apply all or any portion of the Escrowed Fund toward payment of any overdue indebtedness by Lessor to Lender under the terms and provisions of any and all documents evidencing such commercial construction loan, or against any rent due by Lessee to Lessor, as pledged as collateral to Lender under said construction loan documents.

         3. In the event of payment in full of such commercial construction loan, or any extension, modification, or renewal thereof, or of any permanent loan by Lender to Lessor, subsequent to completion of such construction, upon approval of all parties, such Escrowed Fund shall be released to Lessee in accordance with the terms of this Agreement.

         4. This Agreement is being made for the purpose of inducing Peachtree National Bank to enter into the commercial construction loan transaction with Lessor of even date herewith, to loan all sums to Lessor pursuant to the Loan Agreement between the parties, and to further perform all obligations with respect thereto.

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         IN WITNESS WHEREOF, the parties have executed this Agreement, the date and year above written

                                              AIR EAGLE PROPERTIES, LLC


              ____________________________    By: ____________________________
              Witness                             Hollis L. Harris, Manager

              Sworn to and subscribed
              before me this _____ day of
              _____________, 2000


              ____________________________
              Notary Public

              My commission expires:

                      (Seal)


                                              WORLD AIRWAYS, INC.


              ____________________________    By: ____________________________
              Witness                             Hollis L. Harris, Chairman and
                                                  Chief Executive Officer

              Sworn to and subscribed
              before me this _____ day of
              _____________, 2000


              ____________________________
              Notary Public

              My commission expires:

                      (Seal)

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                                              PEACHTREE NATIONAL BANK

          ____________________________        By: ______________________________
          Witness                                 Jerry R. Stapletoh, Senior
                                                  Vice President

          Sworn to and subscribed
          before me this _____ day of
          _____________, 2000


          ____________________________
          Notary Public

          My commission expires:

                   (Seal)

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                         EXHIBIT "A" - LEGAL DESCRIPTION

ALL THAT TRACT or parcel of land lying and being in Land Lot 135 of the 7/th/ Land District, Peachtree City, Fayette County, Georgia, and being more particularly described as follows:

BEGIN at an iron pin found which marks the northwesterly end of the mitered right-of-way line formed at the intersection of the southeasterly right-of-way line of Georgia State Route No. 74 (r/w varies) and the northerly right-of-way of Peachtree Parkway (100' r/w), and run thence along said right-of-way line of Georgia State Route No. 74 north 39 degrees 38 minutes 49 seconds east a distance of 333.67 feet to a concrete r/w monument; run thence along said right-of-way line north 27 degrees 47 minutes 52 seconds east a distance of
397.89 feet to an iron pin set; run thence south 87 degrees 48 minutes 04 seconds east a distance of 107.94 feet to an iron pin set on the westerly right-of-way line of a cul-de-sac of Landrum Drive (80'r/w) (under construction) (proposed road); run thence along said right-of-way line of Landrum Drive along the arc of a curve to the left a distance of 103.78 feet to a point, said arc being subtended by a chord bearing south 41 degrees 17 minutes 34 seconds east a chord length of 95.03 feet and having a left radius of 72.00 feet; run thence along said right-of-way line of Landrum Drive along the arc of a curve to the right a distance of 39.26 feet to a point, said arc being subtended by a chord bearing south 45 degrees 5 minutes 23 seconds east a chord length of 36.52 feet and said arc having a right radius of 30.00 feet; run thence along said right-of-way line of Landrum Drive along the arc of a curve to the right a distance of 76.76 feet to a point, said arc being subtended by a chord hearing south 10 degrees 3 minutes 29 seconds east a chord length of 76.74 feet and having a radius of 892.46 feet; run thence along said right-of-way line of Landrum Drive south 12 degrees 31 minutes 19 seconds east a distance of 135.05 feet to a point; run thence along said right-of-way line of Landrum Drive along the arc of a curve to the right a distance of 115.82 feet to a point, said arc being subtended by a chord bearing south 3 degrees 18 minutes 20 seconds east a chord length of 115.32 feet and having a radius of 360 feet; run thence along said right-of way line of Landrum Drive south 5 degrees 54 minutes 40 seconds west a distance of 257.96 feet to a point; run thence along the right-of-way line formed by the intersection of said right-of-way line of Landrum Drive with said right-of-way line of Peachtree Parkway along the arc of a curve to the right a distance of 55.01 feet to a point, said arc being subtended by a chord bearing south 50 degrees 56 minutes 20 seconds west a chord distance of 49.52 feet and having a radius of 35.00 feet; run thence along said right-of-way line of Peachtree Parkway north 84 degrees 2 minutes 1 second west a distance of
564.28 feet to the southeastern end of said mitered right-of-way line formed by the intersection of said right-of-way line of Peachtree Parkway and said right-of-way line of Georgia State Route 74; run thence along said mitered right-of-way line north 22 degrees 11 minutes 48 seconds west a distance of
47.62 feet to the Point of Beginning as established above; being shown and described as 6.52 acres, containing 284,004 square feet on that certain plat of survey prepared for Air Eagle Properties, L.L.C. by Mark R. Welborn, Georgia Registered Land Surveyor No. 2711, dated April 17, 2000.